Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Annovis Bio, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maria Maccecchini, as Chief Executive Officer of the Company, and Mark Guerin, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Date: March 13, 2026	/s/ Maria Maccecchini
Maria Maccecchini
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 13, 2026	/s/ Mark Guerin
Mark Guerin
Chief Financial Officer
(Principal Financial Officer)